Exhibit 99.1

DUG East Conference Pittsburgh, Pennsylvania October 19, 2009

2 DUG Presentation Outline Overview of MarkWest Unconventional Resource Strategy MarkWest Operating Philosophy Marcellus Joint Venture Keys to Success in the Marcellus

3 Non-GAAP Measures Distributable Cash Flow and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income attributable to the Partnership. In general, we define Distributable Cash Flow as net income attributable to the Partnership adjusted for (i) depreciation, amortization, accretion and impairment expense; (ii) amortization of deferred financing costs, (iii) non-cash earnings from unconsolidated affiliates; (iv) distributions from (contributions to) unconsolidated affiliates (net of affiliate’s growth capital expenditures); (v) non-cash compensation expense; (vi) non-cash derivative activity; (vii) losses (gains) on the disposal of property, plant and equipment (“PP&E”); (viii) provision for deferred income taxes; (ix) adjustments for non-controlling interest in consolidated subsidiaries; (x) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xi) maintenance capital expenditures. We define Adjusted EBITDA as net income attributable to the Partnership adjusted for (i) depreciation, amortization, accretion, and impairment expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) losses (gains) on the disposal of PP&E; (v) non-cash derivative activity; (vi) non-cash compensation expense; (vii) provision for income taxes; (viii) adjustments for non-controlling interest in consolidated subsidiaries; and (ix) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Please see the Appendix for reconciliations of Distributable Cash Flow and Adjusted EBITDA, respectively, to net income attributable to the Partnership.

4 Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2008, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, Natural Gas Liquids (“NGLs”) products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Key Highlights

High Quality / Diversified Assets

- Leading presence in five core natural-gas producing regions of the U.S.
- Key long-term contracts with high-quality producers to develop the Marcellus Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation

Proven Track Record of Growth

- Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance
- Since IPO, distributions have increased by 156% (14% CAGR)
- 11 acquisitions totaling ~$875 million (excluding the MarkWest Hydrocarbon merger) since IPO

Substantial Growth Opportunities

- 2009 capital budget of approximately $480 million for growth projects
- Growth projects are well diversified across the asset base
- Long-term organic growth opportunities focused on unconventional resource plays

Strong Financial Profile

- Committed to maintaining strong credit ratios
  - Debt / book capitalization of approximately 48%
  - Debt / Adjusted EBITDA of approximately 3.7x
- MarkWest has approximately $400 million available on its $435.6 million revolving credit facility

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Geographic Footprint



- **East Texas**
  - 500 MMcf/d gathering capacity
  - 280 MMcf/d processing plant
- **Western Oklahoma**
  - 275 MMcf/d gathering capacity
  - 160 MMcf/d processing plant
- **Southeast Oklahoma**
  - 500 MMcf/d gathering capacity
  - Centrahoma processing JV
  - Arkoma Connector JV with ArcLight Capital Partners
- **Other Southwest**
  - 12 gas gathering systems
  - 4 lateral gas pipelines
- **Javelina**
  - Refinery off-gas processing, fractionation, and transportation facilities
- **Michigan**
  - 250-mile intrastate crude pipeline
  - 90-mile gas gathering pipeline
- **Liberty M&R JV**
  - 100 MMcf/d gathering capacity
  - 100 MMcf/d processing capacity
- **Appalachia**
  - Four processing plants with combined 330 MMcf/d processing capacity
  - 24,000 Bbl/d NGL fractionation facility
  - 260,000 Bbl storage capacity
  - 80-mile NGL pipeline
- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf/d Stingray interstate pipeline

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7 Growth Driven by Strong Customer Relationships RANGE RESOURCES MarkWest Ranked # 1 in 2006 and #2 in 2009 Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

8 $0 $100 $200 $300 $400 $500 $600 2004 2005 2006 2007 2008 2009F* $0 $50 $100 $150 $200 $250 2004 2005 2006 2007 2008 2009F Capital Investment millions millions Distributable Cash Flow 1 (1) See the Appendix for a reconciliation of DCF to net income attributable to the Partnership. Acquisitions Growth capital - Unconventional Strategic Investments Drive DCF NOTE: Financial data for periods prior to 2008 has not been restated for the MarkWest Hydrocarbon merger. $160M–$190M * Approximately $330 million is expected to be funded through joint ventures and divestiture activities. Growth capital - Conventional

Natural Gas Fundamentals from a Midstream Perspective

10 The Rise of Gas Unconventional Gas Production 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 1998 2002 2006 2010 2014 2018 2022 2026 2030 Tcf per Year Onshore conventional Onshore unconventional Offshore Alaska 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 1998 2002 2006 2010 2014 2018 2022 2026 2030 Bcfpd Tight Sands CBM Shale Even before the “discovery” of the Haynesville, Woodford, and Marcellus shale plays, the paradigm shift was clear Sources of Natural Gas Supply Historical and Projected Production Growth Source: RBC Capital Markets/RBC Richardson Barr Source: RBC Capital Markets/RBC Richardson Barr

11 Source: Barclays Capital Not All Unconventional Shales Are Created Equally

12 Notes: For illustrative purposes only; assumes approx. 1300 BTU per scf of inlet gas yields 2.79 GPM. (1) Assumes residue gas at 1129 BTU per scf and 1.009 MMBtu per Mcf; assumes no basis differential. (2) $60 NYMEX crude oil; 3 year average historical correlation; net of processing expenses and NGL market differentials. Production by Product 0.894 Mcf Gallons per Mcf 2.79 gal Price $3.50 Mcf (1) Gallons per Bbl 42 gal/Bbl Net C1 Value $3.13 Mcf Bbl per Mcf 0.067 Bbl + C2 Value $0.43 Mcf (1) Price $33.76 Bbl (2) Value by Product (Mcf) $3.56 Value by Product (Mcf) $2.25 Natural Gas Natural Gas Liquids Wellhead Production 1.000 Mcf of Natural Gas Financial impact: liquids value increases the netback to the producer Total Value (Mcf) $5.81 Economics of “Wet” vs. “Dry” Gas Total Value Sensitivities (Natural Gas vs. Crude Oil) $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 $7.00 $7.50 $8.00 $3.00 $4.00 $5.00 Total Value per Mcf $70.00 $60.00 $50.00 $40.00 Note: 3 Yr Avg Historical Correlations Source: NGP Midstream and Resources

13 Unconventional Plays Require Us to Rethink Gathering Preparing for the wave Dramatic changes in gas volumes • Wellhead vs. pad vs. central compression • Backbone vs. telescoping gathering • Even more difficult in low price environment and early stages of development • Permitting more challenging in the Marcellus Is “Outsourcing” the new “Insourcing”? Rethinking producer/midstream relationship Rethinking functional interaction Varying gas composition Significant compositions in the same shale Does capital investment change the equation? Significant initial and ongoing capital requirements Multiple overlapping gathering systems

MarkWest's Role In Unconventional Gas

MarkWest's Role in Unconventional Plays

MarkWest's role in the development of four key resource plays

- Our East Texas system covers over 1,200 square miles of the Haynesville shale, much of which is already dedicated to us for gathering.
- Our Arkoma system covers over 750 miles of the core Woodford (Arkoma) shale and we are the largest gatherer in the Woodford.
- We expanded our western Oklahoma system to gather both wet and dry gas from the Granite Wash
- MarkWest Liberty M&R is the largest gatherer and processor in the Marcellus

Total U.S. Gas Resource Plays


Marcellus 300 Tcf
Woodford (Arkoma) 60 Tcf
Granite Wash
Fayetteville 32 Tcf
Barnett 85 Tcf
Haynesville 208 Tcf
Eagle Ford

Source: RBC Capital Markets/RBC Richardson Barr

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MarkWest Liberty Marcellus Overview

16 Marcellus Partnership with Midstream & Resources, LLC. Liberty Ownership Structure MarkWest Liberty Midstream & Resources, L.L.C MarkWest Liberty Gas Gathering L.L.C. 60% JV Interest M&R MWE Liberty, L.L.C. 40% JV Interest Partners one of the best midstream companies in the industry with a strong financial partner that shares a common view towards the inherent value of the Marcellus play Helps solve the “Shale wave” The structure of the joint venture will allow MarkWest to meet the significant gathering and processing needs of its producer customers and to significantly reduce capital requirements over the next several years Leverages deep industry relationships Provides access to additional business development knowledge / opportunities

MarkWest Appalachia Operations

- **MarkWest Energy Partners (MWE) Appalachian Assets**
  - Largest gas processor in the prolific Appalachian Basin, a critical source of natural gas and natural gas liquids to Northeastern markets
    - Four processing plants with total gas processing capacity of 330 MMcf/d
  - Deep local knowledge developed over 20 years of operations
  - NGLs from the gas plants are shipped to Siloam for fractionation, storage, and marketing
    - Fractionation capacity of 24,000 Bbl/d
    - Produces purity propane, isobutane, normal butane, and natural gasoline
    - Deep marketing relationships and sales by truck, rail, and barge
    - Storage capacity of approximately 260,000 barrels


New York
Mass.
Conn.
Michigan
Pennsylvania
N.J.
Indiana
Ohio
West Virginia
Kentucky
Virginia
Tennessee
North Carolina
MWE gas processing facilities
MWE fractionation, storage and marketing complex
MWL gathering area
MWL gas processing facilities (existing or under construction)
MWE fractionation and marketing complex (planned)

- **MarkWest Liberty M&R (MWL) Marcellus Assets**
  - Long-term partnership with Midstream & Resources, LLC to develop midstream services in the Marcellus Shale
  - Vertical integration of low pressure gathering, processing and fractionation facilities provides key competitive advantage
  - Significant first mover advantage with key producer acreage dedications of up to 300,000 acres in rich gas area
  - Gathering capacity of 100 MMcf/d and up to 200 MMcf/d by 4Q10
  - Processing capacity of up to 600 MMcf/d by 1Q12
  - Fractionation capacity of 37,000 Bbl/d by 1Q11

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18 Long-term Liberty Development Plans Ohio West Virginia c c c c c c c Gathering Facilities HP Pipelines (4Q09) 45 miles HP Pipeline (4Q12) 150 – 175 miles LP Pipelines (4Q09) 20 miles LP Pipeline (4Q12) 70 - 80 miles Compressor stations (4Q09) 10 Compressor stations (4Q012) 28 - 34 Compression (4Q09) 27,000 Hp Compression (4Q12) 90,000 Hp

19 Typical Gathering Pipeline Installation

20 Long-term Liberty Development Plans Ohio West Virginia Houston Processing Complex Interim Plant (4Q08) 65 MMcf/d Houston I (1Q09) 35 MMcf/d Houston II (4Q09) 120 MMcf/d Houston III (1Q11) 200 MMcf/d Houston IV (TBD) 200 MMcf/d Gathering Facilities HP Pipelines (4Q09) 45 miles HP Pipeline (4Q12) 150 – 175 miles LP Pipelines (4Q09) 20 miles LP Pipeline (4Q12) 70 - 80 miles Compressor stations (4Q09) 10 Compressor stations (4Q012) 28 - 34 Compression (4Q09) 27,000 Hp Compression (4Q12) 90,000 Hp

21 Houston Plant Site – June 2008

22 Houston Plant Site – September 2008

23 Houston Plant Site – September 2009

24 Long-term Liberty Development Plans Ohio West Virginia Houston Fractionation Complex Depropanizer (1Q09) 1,000 Bbl/day Depropanizer (4Q09) 4,000 Bbl/day Full Fractionation (1Q11) 37,000 Bbl/day Rail Loading (1Q11) 200 Rail Cars Truck Loading (1Q10) 8 Bays Pipeline (1Q10) C3 TEPPCO Deliveries NGL Storage 1.3 MBbls c c c c c c c Majorsville Processing Complex Majorsville I (3Q10) 120 MMcf/d Majorsville II (TBD) 120 MMcf/d NGL Pipeline to Houston (3Q10) Houston Processing Complex Interim Plant (4Q08) 65 MMcf/d Houston I (1Q09) 35 MMcf/d Houston II (4Q09) 120 MMcf/d Houston III (1Q11) 200 MMcf/d Houston IV (TBD) 200 MMcf/d Gathering Facilities HP Pipelines (4Q09) 45 miles HP Pipeline (4Q12) 150 – 175 miles LP Pipelines (4Q09) 20 miles LP Pipeline (4Q12) 70 - 80 miles Compressor stations (4Q09) 10 Compressor stations (4Q012) 28 - 34 Compression (4Q09) 27,000 Hp Compression (4Q12) 90,000 Hp

25 NGL Marketing in the Northeast Multiple transportation plans for every product Markets vary significantly from summer to winter Markets vary from local to regional to national Vertical integration is critical • Propane (HD-5) • Isobutane • Normal butane (99%+) • Natural gasoline • Stabilized condensate Must have truck, rail, pipeline and barge options Storage is critical What about ethane? Pipeline quality specifications Combined producer/mid-stream issue • Short term waivers Options – What we are evaluating • Blending with lean Marcellus gas or CBM • Power plant consumption (or cogeneration) • Ethane Pipeline – Only option with upgrade economics MarkWest has been successfully marketing in Appalachia for over 20 years.

26 MarkWest completed one private placement of senior notes and two public offerings of common units in 2009 May 2009 – $150 million of 6.875% senior notes due 2014- Net Proceeds of approximately $114M June 2009 – 3.3 million common unit offering at $18.15- Net proceeds of approximately $58M August 2009 – 6.0 million common unit offering at $20.95- Net proceeds of approximately $121M In addition, MarkWest has executed two joint ventures in 2009 January 2009 – Joint Venture with Midstream & Resources, LLC • Dedicated to the construction and operation of natural gas midstream services in the Marcellus Shale May 2009 – Joint Venture with ArcLight Capital Partners • Dedicated to the Arkoma Connector pipeline, a 50-mile interstate pipeline that provides Woodford Shale takeaway capacity and interconnects with Midcontinent Express Pipeline and Gulf Crossing Pipeline In September 2009, MarkWest sold to Air Products and Chemicals, Inc. the steam methane reformer (SMR) facility currently being constructed at its Javelina processing facility MarkWest has approximately $400 million available on its $435.6 million revolving credit facility Recent Capital Markets and Liquidity Transactions

Marcellus Drives Future Growth



156% Distribution Growth since IPO in May 2002
(14% CAGR)
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
Common Unit Distribution

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28 Keys to Success in Marcellus Maintain Capital Flexibility Organizational Development Joint Planning with Producer Customers Environmental and Regulatory Compliance Development of Downstream Solutions EXECUTE, EXECUTE, EXECUTE

Appendix

30 ($ in millions) Year ended December 31, 2008 Six months ended June 30, 2009 Net income (loss) attributable to the Partnership $ 208.1 $ (97.2) Depreciation, amortization, accretion, impairments, and loss on disposal of PP&E 184.3 71.7 Non-cash derivative activity (263.1) 155.0 Non-cash compensation expense 14.9 2.6 Non-cash losses from unconsolidated affiliates (0.1) (1.1) Distributions from (contributions to) unconsolidated affiliates, net of growth capital 0.4 (5.0) Provision for income tax – deferred 53.8 (35.3) Adjustment for non-controlling interest of consolidated subsidiaries – (2.9) Other 7.0 4.1 Maintenance capital expenditures (7.2) (3.0) Distributable cash flow (DCF) $ 198.1 $ 88.9 Total distributions paid $ 142.2 $ 75.0 Distribution coverage ratio (DCF / Total distributions paid) 1.39x 1.19x Distribution Coverage

31 ($ in millions) Year ended December 31, 2007 Year ended December 31, 2008 LTM ended June 30, 2009 Net income attributable to the Partnership $ (39.4) $ 208.1 $ 269.6 Depreciation, amortization, accretion, impairments, and loss on disposal of PP&E 66.2 184.3 202.4 Taxes (24.6) 68.8 71.7 Interest expense 42.4 72.9 82.1 Non-cash derivative activity 150.4 (263.1) (353.3) Non-cash compensation expense 20.5 14.9 9.0 Adjustment for interest in unconsolidated investments – 6.5 6.4 Adjustment for non-controlling interest in consolidated subsidiaries 4.9 (3.4) (5.4) Adjusted EBITDA $ 220.4 $ 289.0 $ 282.5 Reconciliation of Adjusted EBITDA

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com